SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 31, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


         Maryland                      1-12002                   23-2715194
      (State or other                (Commission              (I.R.S. Employer
jurisdiction of incorporation)       File Number)            Identification No.)



              1311 Mamaroneck Avenue, Suite 260
                  White Plains, New York                   10605
          (Address of principal executive offices)       (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 5. Other Events

On March 31, 2004, the Registrant issued a press release announcing the closing of the previously announced secondary public offering by certain of its shareholders of 5,750,000 common shares of beneficial interest ("Common Shares"), including 750,000 Common Shares purchased pursuant to the full exercise by the underwriters of their over-allotment option.

A copy of the press release dated March 31, 2004 is attached hereto as exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1     Press release dated March 31, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACADIA REALTY TRUST
                                           (Registrant)


Date: March 31, 2004                    By: /s/ Michael Nelsen

                                            Name:  Michael Nelsen
                                            Title: Sr. Vice President and
                                                   Chief Financial Officer




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